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                                                               Exhibit  10.4


                                WARRANT AGREEMENT


     THIS WARRANT AGREEMENT dated as of February 20, 1997 (as amended, supplemented or modified from time to time, the "Warrant Agreement") between SIGHT RESOURCE CORPORATION, a Delaware corporation (the "Issuer"), and CREDITANSTALT CORPORATE FINANCE, INC., a Delaware corporation (the "Lender").


                              W I T N E S S E T H:
                              --------------------


     WHEREAS, pursuant to the Credit Agreement dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") between the Issuer and Lender, Lender has agreed to make certain loans (the "Loans") to the Issuer upon the terms, and subject to the conditions, set forth in the Credit Agreement; and


     WHEREAS, in order to induce the Lender to provide the Loans, the Issuer has agreed to execute and deliver to Lender or an Affiliate (as hereinafter defined) thereof the Warrants hereinafter described;


     NOW, THEREFORE, in consideration of the premises the parties hereto agree as follows:


     Section 1. Definitions. (a) As used in this Warrant Agreement, unless otherwise defined herein, terms defined in the Credit Agreement (as in effect on the date hereof, whether or not the Credit Agreement is thereafter terminated or expires according to its terms) shall have such defined meanings when used herein and the following terms shall have the following meanings, unless the context otherwise requires:


     "AFFILIATE" shall have the meaning given to such term in the Credit Agreement. For purposes of this Agreement, "Affiliate" shall not include Lender or any Affiliate of Lender which is a holder of any Warrants.


     "CLOSING DATE" shall mean February 20, 1997, the date of the closing of the Credit Agreement.


     "COMMISSION" shall mean the Securities and Exchange Commission or any entity succeeding to any or all of its functions under the Securities Act and the Exchange Act.


     "COMMON STOCK" shall mean the Common Stock, par value .001 per share, of the Issuer, and shall include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock and all other stock of any class or classes (however designated) of the Issuer the registered holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

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     "CURRENT MARKET PRICE PER SHARE" shall mean, with respect to any shares of the Common Stock, as of any particular date of determination:


          (i) if the Common Stock is then reported on the Composite Transactions Tape, the average of the daily closing prices for the 30 consecutive trading days immediately prior to such date as reported on the Composite Transactions Tape (as adjusted for any stock dividend, split, combination or reclassification that occurred during such 30-day period); or


          (ii) if the Common Stock is not then reported on the Composite Transaction Tape but is then listed or admitted to trading on a national securities, the average of the daily last sale prices regular way of the Common Stock, for the 30 consecutive trading days immediately prior to such date (as adjusted for any stock dividend, split, combination or reclassification that occurred during such 30-day period), on the principal national securities exchange on which the Common Stock is traded or, in case no such sale takes place on any such day, the average of the closing bid and asked prices regular way, in either case on such national securities exchange; or


          (iii) if the Common Stock is not then reported on the Composite Transaction Tape but is then traded in the over-the-counter market, the average of the daily closing sales prices, or, if there is no closing sales price, the average of the closing bid and asked prices, in the over-the-counter market, for the 30 consecutive trading days immediately prior to such date (as adjusted for any stock dividend, split, combination or reclassification that occurred during such 30-day period), as reported by the National Association of Securities Dealers' Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated or any successor thereof, or, if not so reported the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors of the Issuer for that purpose; or


          (iv) if no such prices are then furnished, the higher of (x) the Exercise Price and (y) the fair market value of a share of Common Stock as reasonably determined by the Board of Directors of the Issuer and reasonably acceptable to the holders of a majority of the Warrants.


     "EQUITY OF THE ISSUER" shall mean the total shareholders' equity of the Issuer, determined in accordance with generally accepted accounting principles. The amount of Equity of the Issuer represented by any Warrant Shares shall be determined by subtracting from total Equity of the Issuer the aggregate amount distributable as a preference upon dissolution of the Issuer to the holders of any then outstanding shares of any class or series of preferred stock, dividing the balance obtained by the number of shares of Common Stock then outstanding and multiplying that per share amount by the aggregate number of Warrant Shares.


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     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute.


         "EXERCISE PRICE" shall mean the exercise price of a Warrant, which shall be $4.625 per Warrant.


     "EXPIRATION DATE" shall mean December 31, 2003.


     "NON-ATTRIBUTABLE STOCK" shall mean shares of Common Stock which have been previously sold, or were issued pursuant to the exercise of Warrants which were previously sold, either (a) in a widely dispersed public offering; (b) in a private placement in which no purchaser, individually or in concert with others, acquired Warrants or Common Stock or any combination thereof, representing (upon exercise for Common Stock, in the case of the Warrants) more than 2% of the outstanding Common Stock; (c) in compliance with Rule 144 (or any rule which is a successor thereto) of the Securities Act or (d) into the secondary market in a market transaction executed through a registered broker-dealer in blocks of no more than 2% of the shares outstanding of the Issuer in any six month period.


     "NON-PUBLIC WARRANT SHARES" shall mean Warrant Shares that have not been sold to the public and bear the legend set forth in subsection 14(b).


     "NON-SURVIVING COMBINATION" shall mean any merger, consolidation or other business combination by the Issuer with one or more Persons in which the Issuer is not the survivor, or a sale of all or substantially all of the assets of the Issuer to one or more such other Persons.


     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any successor federal statute and the rules and regulations of the Commission thereunder, all as the same may be in effect from time to time.


     "WARRANT CERTIFICATE" shall mean a certificate evidencing one or more Warrants, substantially in the form of Exhibit A attached hereto, with such changes therein as may be required to reflect any adjustments made pursuant to
Section 12.


     "WARRANT HOLDERS" shall mean Lender or an Affiliate thereof and such other Persons to whom Lender or an Affiliate thereof transfers Warrants in compliance with the terms of this Warrant Agreement, and for purposes of Section 15 shall include holders of Non-Public Warrant Shares.


     "WARRANT OFFICE" shall mean the office or agency of the Issuer at which the Warrant Register shall be maintained and where the Warrants may be presented for exercise, exchange, substitution and transfer, which office or agency will be the office of the Issuer at 67 South Bedford Street, Burlington MA 01803, which office or agency may be changed by the Issuer


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pursuant to notice in writing to the Persons named in the Warrant Register as the holders of the Warrants.


     "WARRANT REGISTER" shall mean the register, substantially in the form of Exhibit B attached hereto, maintained by the Issuer at the Warrant Office.


     "WARRANT SHARES" shall mean the shares of Common Stock issued or issuable upon exercise of the Warrants as the number of such shares may be adjusted from time to time pursuant to Section 12 and the provisions of the Issuer's Articles of Incorporation.


     "WARRANTS" shall mean the stock purchase warrants issued pursuant to this Warrant Agreement entitling the record holders thereof to purchase from the Issuer at the Warrant Office an aggregate of 150,000 shares of Common Stock (in the percentages and to the extent provided in subsections 6(e) and 6(f) hereof and subject in each case to adjustment as provided in Section 12) at the Exercise Price at any time after the Closing Date and before 5:00 P.M., New York time, on the Expiration Date; individually, a "Warrant."


     (b) For all purposes of this Warrant Agreement, except as otherwise expressly provided or unless the context otherwise requires:


          (i) "Herein", "hereof" and "hereunder" and other words of similar import refer to this Warrant Agreement as a whole and not to any particular Section or other subdivision;


          (ii) Any uses of the masculine, feminine or neuter gender shall also be deemed to include any other gender as appropriate;


          (iii) The exhibits and schedules to this Warrant Agreement shall be deemed an integral part of this Warrant Agreement;


          (iv) Except as specifically set forth in such representation, each of the representations and warranties of the Issuer in Section 3 hereof is separate and is not limited, qualified or modified by the existence, wording or satisfaction of any other representation of the Issuer in
     Section 3 or otherwise;


          (v) All references herein (in covenants or otherwise) to any action(s) which are to be taken (or which are prohibited from being taken) by any Person, the Issuer or any Subsidiary shall apply to such Person, the Issuer or such Subsidiary, as the case may be, whether such action is taken directly or indirectly; and

          (vi) All references herein to actions by the Issuer or any Subsidiary (including, without limitation, actions denoted by terms such as "create", "sell", "transfer" or "dispose of") mean such action whether voluntary or involuntary, by operation of law or otherwise.


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     Section 2. ISSUANCE OF WARRANTS. The Issuer hereby agrees to issue and deliver to Lender or, at the option of Lender, an Affiliate thereof, on the Closing Date, the Warrants and one or more Warrant Certificates evidencing the Warrants. No payment shall be required from Lender or its Affiliate in consideration of its receipt of the Warrants.


     Section 3. REPRESENTATIONS AND WARRANTIES. The Issuer hereby represents and warrants to Lender, for the benefit of Lender and any other Warrant Holder, as follows:

     (a) The Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to conduct its business as presently conducted and as intended to be conducted, has the corporate power and authority to execute and deliver this Warrant Agreement and the Warrant Certificates, to issue the Warrants and to perform its obligations under this Warrant Agreement and the Warrant Certificates, has the corporate power and authority and legal right to own and lease its properties and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where failure to be so qualified could not be reasonably expected to have a material adverse effect on the business, properties, financial condition or results of operations of the Issuer and its Subsidiaries taken as a whole.


     (b) The execution, delivery and performance by the Issuer of this Warrant Agreement and the Warrant Certificates, the issuance of the Warrants and the issuance of the Warrant Shares upon the exercise of the Warrants have been duly authorized by all necessary corporate action and do not and will not violate, or result in a breach of, or constitute a default under, or require any consent under, or result in the creation of any lien, charge or encumbrance upon the assets of the Issuer pursuant to, any law, statute, ordinance, rule, regulation, order or decree of any court, governmental body or regulatory authority or administrative agency having jurisdiction over the Issuer or its Subsidiaries or the Issuer's Articles of Incorporation or any contract, mortgage, loan agreement, note, lease or other instrument binding upon the Issuer or its Subsidiaries or by which their properties are bound.


     (c) This Warrant Agreement has been duly executed and delivered by the Issuer and constitutes a legal, valid, binding and enforceable obligation of the Issuer. When the Warrants and Warrant Certificates have been issued as contemplated hereby, (i) the Warrants and the Warrant Certificates will constitute legal, valid, binding and enforceable obligations of the Issuer and
(ii) the Warrant Shares, when issued upon exercise of the Warrants in accordance with the terms hereof will be duly authorized, validly issued, fully paid and nonassessable shares of the Common Stock with no personal liability attaching to the ownership thereof.


     (d) The Issuer has authorized capital stock consisting of 20,000,000 shares of Common Stock, par value $.01 per share, of which 8,648,768 shares are issued and outstanding and 5,000,000 shares of undesignated preferred stock, par value $.01 per share, of which no shares are issued and outstanding. To the Issuer's best knowledge, there are no voting


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agreements, voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of the Issuer or any Subsidiary.


     Section 4. REGISTRATION, TRANSFER AND EXCHANGE OF CERTIFICATES.


     (a) The Issuer shall maintain, at the Warrant Office, the Warrant Register for registration of the Warrants and Warrant Certificates and transfers thereof. On the Closing Date, the Issuer shall register the Warrants and Warrant Certificates in the Warrant Register in the name of Lender or an Affiliate thereof, as the case may be. The Issuer may deem and treat the registered holders of the Warrant Certificates as the absolute owners thereof and the Warrants represented thereby (notwithstanding any notation of ownership or other writing on the Warrant Certificates made by any person) for the purpose of any exercise thereof or any distribution to the holders thereof, and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.


     (b) Subject to Section 14, the Issuer shall register the transfer of any outstanding Warrants in the Warrant Register upon surrender of the Warrant Certificates evidencing such Warrants to the Issuer at the Warrant Office, accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to it, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof. Upon any such registration of transfer, new Warrant Certificates evidencing such transferred Warrants shall be issued to the transferee and the surrendered Warrant Certificates shall be canceled. If less than all the Warrants evidenced by Warrant Certificates surrendered for transfer are to be transferred, new Warrant Certificates shall be issued to the holder surrendering such Warrant Certificates evidencing such remaining number of Warrants.


     (c) Warrant Certificates may be exchanged at the option of the holders thereof, when surrendered to the Issuer at the Warrant Office, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled.


     (d) No charge shall be made for any such transfer or exchange except for any tax or other governmental charge imposed in connection therewith. Except as provided in subsection 14(b) each Warrant Certificate issued upon transfer or exchange shall bear the legend set forth in subsection 14(b) if the Warrant Certificate presented for transfer or exchange bore such legend.


     Section 5. MUTILATED OR MISSING WARRANT CERTIFICATES. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Issuer shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Issuer of such loss, theft or destruction of such Warrant Certificate and, if requested, indemnity satisfactory to it. The Issuer acknowledges that a written indemnity by Lender or, if an Affiliate of Lender is the holder of such lost, stolen or destroyed Warrant Certificate, by such


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Affiliate shall be satisfactory to the Issuer for such purpose. No service charge shall be made for any such substitution, but all expenses and reasonable charges associated with procuring such indemnity and all stamp, tax and other governmental duties that may be imposed in relation thereto shall be borne by the holder of such Warrant Certificate. Each Warrant Certificate issued in any such substitution shall bear the legend set forth in subsection 14(b) if the Warrant Certificate for which such substitution was made bore such legend.


     Section 6. DURATION AND EXERCISE OF WARRANTS.


     (a) The Warrants evidenced by a Warrant Certificate shall be exercisable in whole or in part by the registered holder thereof on any Business Day after the Closing Date and on or before 5:00 P.M., New York time, on the Expiration Date.


     (b) Subject to the provisions of this Warrant Agreement, the Warrants evidenced by a Warrant Certificate may be exercised by the registered holder thereof by the surrender of the Warrant Certificate evidencing the Warrants to be exercised, with the form of election to purchase on the reverse thereof or attached thereto duly completed and signed, to the Issuer at the Warrant Office, and upon payment of the aggregate Exercise Price for the number of Warrant Shares in respect of which such Warrants are being exercised in lawful money of the United States of America and/or by surrender to the Issuer of shares of Common Stock then owned by the Warrant Holder and valued for purposes hereof at their Current Market Price Per Share at the time of exercise. In lieu of exercising Warrants pursuant to the immediately preceding sentence, the Warrant Holder shall have the right to require the Issuer to convert the Warrants, in whole or in part and at any time or times (the "Conversion Right"), into Warrant Shares, by surrendering to the Issuer the Warrant Certificate evidencing the Warrants to be converted, accompanied by the form of conversion notice on the reverse thereof or attached thereto which has been duly completed and signed. Upon exercise of the Conversion Right, the Issuer shall deliver to the Warrant Holder (without payment by the Warrant Holder of any Exercise Price) that number of Warrant Shares which is equal to the quotient obtained by dividing (x) the value of the number of Warrants being converted at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for all such Warrants immediately prior to the exercise of the Conversion Right from the aggregate current market price (determined on the basis of the Current Market Price Per Share) of that number of Warrant Shares purchasable upon exercise of such Warrants immediately prior to the exercise of the Conversion Right (taking into account all applicable adjustments pursuant to Section 12 by (y) the Current Market Price Per Share of one share of Common Stock immediately prior to the exercise of the Conversion Right. Any references in this Warrant Agreement to the "exercise" of any Warrants, and the use of the term "exercise" herein, shall be deemed to include (without limitation) any exercise of the Conversion Right. Any exercise of a Warrant hereunder may be made subject to the satisfaction of one or more conditions (including, without limitation, the consummation of a sale of the capital stock of the Issuer or a merger or other business combination involving the Issuer) which are set forth in a writing which is made a part of or is appended to the aforementioned form of election to purchase or conversion notice (as the case may be) by the Warrant Holder.


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     (c) Upon exercise of any Warrants hereunder, the Issuer shall issue and cause to be delivered to or upon the written order of the registered holders of such Warrants and in such name or names as such registered holders may designate, a certificate for the Warrant Share or Warrant Shares issued upon such exercise of such Warrants. Any Persons so designated to be named therein shall be deemed to have become holders of record of such Warrant Share or Warrant Shares as of the date of exercise of such Warrants.


     (d) If less than all of the Warrants evidenced by a Warrant Certificate are exercised at any time, a new Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by such Warrant Certificate. Each new Warrant Certificate so issued shall bear the legend set forth in subsection 14(b) if the Warrant Certificate presented in connection with partial exercise thereof bore such legend unless the transfer restrictions referred to in such legend are no longer applicable pursuant to subsection 14(d). All Warrant Certificates surrendered upon exercise of Warrants shall be canceled.


     (e) A Warrant Holder shall not have the right to have issued to it upon exercise Common Stock which, when aggregated with the shares of Common Stock (other than shares of Non-Attributable Stock) previously issued as Warrant Shares will exceed 4.99 % of the then outstanding Common Stock unless such Warrant Holder certifies that such Warrants have previously been transferred either (i) in a widely dispersed public offering of the Warrants, or (ii) in a private placement in which no purchaser, individually or in concert with others, would have acquired more than 2% of the outstanding Common Stock if the Warrants so transferred had been exercised for Common Stock, or (iii) in compliance with Rule 144 (or any rule which is a successor thereto) of the Securities Act, or
(iv) into the secondary market in a market transaction executed through a registered broker-dealer in blocks of no more than 2% of the shares outstanding of the Issuer in any six month period. In the event two or more Warrant Holders attempt to exercise Warrants for Common Stock simultaneously and, if permitted, such exercises would cause the 4.99% limitation to be exceeded, then the Issuer shall notify the Warrant Holders who had attempted to exercise Warrants for Common Stock and each such Warrant Holder shall be entitled to exercise for Common Stock only such number of Warrants as shall equal the product of (i) the number of Warrants the Warrant Holder sought to exercise for Common Stock times
(ii) a fraction, the numerator of which is the maximum number of Warrants which may be exercised for Common Stock without exceeding the 4.99% limitation and the denominator of which is the maximum number of Warrants sought to be exercised for Common Stock by such Warrant Holders.


     (f) Notwithstanding the foregoing provisions of this Section 6, in no event shall any Warrant be exercisable for shares of Common Stock which, when aggregated with all other Warrant Shares then held by Lender or its Affiliates, would, upon issuance, represent in excess of 24.99% of the Equity of the Issuer unless such shares, when issued, would constitute Non-Attributable Stock.


     Section 7. NO FRACTIONAL SHARES. The Issuer shall not be required to issue fractional shares of Common Stock upon exercise of the Warrants but shall pay for any such fraction of a


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share an amount in cash equal to the then Current Market Price Per Share of one share of Common Stock multiplied by such fraction.


     Section 8. PAYMENT OF TAXES. The Issuer will pay all taxes attributable to the initial issuance of Warrant Shares upon the exercise of the Warrants, provided that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue of any Warrant Certificate or any certificate for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Issuer shall not be required to issue or deliver such certificate unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.


     Section 9. STOCKHOLDER RIGHTS.


     (a) Nothing contained in this Warrant Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Issuer or any other matter, or any rights whatsoever as a stockholder of the Issuer.


     (b) Nothing contained in this Warrant Agreement or in any of the Warrant Certificates shall be construed as imposing any obligation on the registered holders thereof to purchase any securities or as imposing any liabilities on such holders as stockholders of the Issuer, whether such obligation or liabilities are asserted by the Issuer or by creditors of the Issuer.


     Section 10. RESERVATION AND ISSUANCE SHARES; CERTAIN CORPORATE ACTIONS.


     (a) The Issuer will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the number of shares of Common Stock deliverable upon exercise of all outstanding Warrants.


     (b) The Issuer covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant Agreement and the Issuer's Articles of Incorporation, be fully paid and nonassessable and free from all taxes (except as otherwise contemplated in Section 8 hereof) with respect to the issuance thereof and from all liens, charges and security interests (other than any created by or on behalf of any Warrant Holder).


     (c) The Issuer will not, by amendment of its Articles of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Agreement or the Warrant Certificates. Without limiting the generality of the foregoing, the Issuer (a) will not permit the par value or the determined or stated value of any shares of the Issuer's Common Stock receivable upon the exercise of the Warrants to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or


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appropriate in order that the Issuer may validly and legally issue fully paid and nonassessable shares of the Issuer's Common Stock, upon the exercise of the Warrants from time to time outstanding, including, without limitation, amending its Articles of Incorporation to reduce or eliminate the par value of the Common Stock and (c) will not take any action which results in an adjustment in the number of Warrant Shares obtainable upon the exercise of any Warrants if the total number of shares of the Issuer's Common Stock (or other securities) issuable after such action upon the exercise of all of the then-outstanding Warrants would exceed the total number of shares of the Issuer's Common Stock (or other securities) then authorized by the Issuer's Articles of Incorporation and available for purpose of issuance upon such exercise.


     (d) The Issuer agrees that it will not enter into an agreement providing for a Non-Surviving Combination or effect any such Non-Surviving Combination unless the party to such transaction that is the surviving entity thereof or the purchaser or purchasers of substantially all of the assets of the Issuer (the "Survivor") (i) shall be obligated to distribute or pay to each Warrant Holder, upon payment of the Exercise Price prior to the Expiration Date, the number of shares of stock or other securities or other property (including any cash) of the Survivor that would have been distributable or payable on account of the Warrant Shares if such Warrant Holder's Warrants had been exercised immediately prior to such Non-Surviving Combination (or, if applicable, the record date therefor), as such number of shares or other securities or other property may thereafter be adjusted pursuant to Section 12 of this Warrant Agreement and (ii) shall assume by written instrument all of the obligations of the Issuer under this Warrant Agreement.


     (e) The Issuer will take no action with respect to its capital stock (including without limitation any purchase of its shares or any combination of shares or reverse stock split and elimination of fractional shares) which would cause the sum of the number of Warrant Shares theretofore issued, if any, plus the number of Warrant Shares then issuable in respect of Warrants then outstanding to exceed 4.99% of the aggregate issued and outstanding shares of the Issuer after giving effect to such action, unless in any such case the holders of a majority of the outstanding Warrants and Warrant Shares shall have given their prior written consent to such action.


     Section 11. OBTAINING OF GOVERNMENTAL APPROVALS AND STOCK EXCHANGE Listings. Subject, in the case of any registration under the Securities Act, to the limitations set forth in Section 15, the Issuer will, at its own expense, from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities which are or become requisite in connection with the issuance, sale, transfer and delivery of the Warrant Certificates and the exercise of the Warrants and the issuance, sale, transfer and delivery of the Warrant Shares and all action which may be necessary so that such Warrant Shares, immediately upon their issuance upon the exercise of Warrants will be listed on each securities exchange, if any, on which the Common Stock is then listed.


     Section 12. ADJUSTMENT OF NUMBER OF WARRANT SHARES PURCHASABLE.


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     (a) The number of shares of Common Stock purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 12 at any time or from time to time after the date hereof and prior to the Expiration Date.


     (b) If the Issuer shall (i) declare a dividend on the Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) split or subdivide the outstanding Common Stock or
(iii) combine the outstanding Common Stock into a smaller number of shares, each Warrant outstanding at the time of the record date for such dividend or of the effective date of such split, subdivision or combination shall thereafter entitle the holder of such Warrant to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, such holder would have owned or have become entitled to receive by virtue of such dividend, subdivision or combination. Such adjustment shall be made successively whenever any event listed above shall occur and, if a dividend which is declared is not paid, each Warrant outstanding shall again entitle the holder thereof to receive the number of shares of Common Stock as would have been the case had such dividend not been declared. If at any time, as a result of an adjustment made pursuant to this subsection 12(b), the holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Issuer other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 12, and the provisions of this Warrant Agreement with respect to the Warrant Shares shall apply on like terms to such other shares.


     (c) In case the Issuer shall make a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the issuer is the continuing corporation) of evidences of its indebtedness, cash or other assets, other than ordinary cash dividends payable to all holders of Common Stock, each Warrant outstanding on the date of such distribution shall thereafter entitle the holder of such Warrant to receive a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock to which the holder of such Warrant was entitled immediately prior to such date of distribution and (ii) a fraction of which the numerator shall be the then Current Market Price Per Share of Common Stock on such date and of which the denominator shall be the then Current Market Price Per Share of Common Stock on such date less the fair market value, as reasonably determined by the Board of Directors of the Issuer and reasonably acceptable to the holders of a majority of the Warrants of the portion of the assets or evidences of indebtedness, or the portion of the cash, so to be distributed applicable to one share of then-outstanding Common Stock. Such adjustment shall be made successively whenever a date for such distribution is fixed (which date of distribution shall be the record date for such distribution if a record date therefor is fixed) and, if such distribution is not so made, each Warrant outstanding shall again entitle the holder thereof to receive the number of shares of Common Stock as would have been the case had such date of distribution not been fixed.

     (d) In the event that the Issuer pays a cash dividend to the holders of its Common Stock, it shall also pay a cash dividend to all holders of Warrants which dividend shall be calculated as if the Warrants had been exercised.


     (e) In the event of any capital reorganization of the Issuer, or of any reclassification of the Common Stock (other than a subdivision or combination of outstanding shares of Common Stock), or in case of the consolidation of the Issuer with or the merger of the Issuer with or into any other corporation or of the sale of the properties and assets of the Issuer as, or substantially as, an entirety to any other corporation, each Warrant shall after such capital reorganization, reclassification of Common Stock, consolidation, merger or sale be exercisable upon the terms and conditions specified in this Warrant Agreement, for the number of shares of stock or other securities or assets to which a holder of the number of Warrant Shares purchasable (at the time of such capital reorganization, reclassification of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such capital reorganization, reclassification of Common Stock, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this
Section 12 with respect to the rights thereafter of the holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of the Warrants.


     (f) If any event occurs, as to which, in the good faith opinion of the Board of Directors of the Issuer, the other provisions of this Section 12 are not strictly applicable or (if strictly applicable) would not fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of decreasing the number of shares of Common Stock purchasable upon the exercise of each Warrant from that which would otherwise be determined pursuant to this
Section 12.


     (g) No adjustment in the number of Warrant Shares purchasable shall be required unless such adjustment would require an increase or decrease in the aggregate number of Warrant Shares purchasable of at least 1%, provided that any adjustments which by reason of this subsection 12(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 12 shall be made to the nearest cent or to the nearest hundredth of a share, as the case may be.


     (h) Irrespective of any adjustments in the number or kind of shares purchasable upon the exercise of the Warrant, Warrant Certificates theretofore or thereafter issued may continue to express the same number and kind of shares as are stated on the Warrant Certificates initially issuable pursuant to this Warrant Agreement.


     (i) If any question shall at any time arise with respect to the number of Warrant Shares purchasable following any adjustment pursuant to this Section 12, such question shall be determined by agreement between the holders of a majority of the Warrants and the Issuer or, in the absence of such an agreement, by an independent investment banking firm or an independent appraiser engaged by the Issuer (in either case the cost of which engagement will be borne by the Issuer) and reasonably acceptable to the Issuer and the holders of a majority of Warrants and such determination shall be binding upon the Issuer and the holders of the Warrants.


     (j) Anything in this Section 12 to the contrary notwithstanding:


          (1) the Issuer shall be entitled to make such increases in the number of Warrant Shares purchasable upon the exercise of each Warrant, in addition to those adjustments required by this Section 12, as it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, or any issuance wholly for cash or any shares of Common Stock at less than the Current Market Price Per share, or any issuance wholly for cash or shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock or any stock dividend, or any issuance of rights, options or warrants referred to hereinabove in this Section 12, hereinafter made by the Issuer to the holders of its Common Stock shall not be taxable to them; and


          (2) no adjustment in the number of Warrant Shares purchasable shall be required in the event the Issuer pays a cash dividend to holders of Common Stock; provided that the Issuer also pays a cash dividend to all holders of Warrants which dividend shall be calculated as if the Warrants had been exercised.


     Section 13. NOTICES TO WARRANT HOLDERS; NOTICES OF ISSUANCES AND DIVIDENDS.


     (a) Upon any adjustment of the number of Warrant Shares purchasable upon exercise of a Warrant pursuant to Section 12, the Issuer shall promptly but in any event within 20 days thereafter, cause to be given to each of the registered holders of the Warrants at its address appearing on the Warrant Register by registered mail, postage prepaid, return receipt requested a certificate signed by its chairman, president or chief financial officer setting forth the number of Warrant Shares purchasable upon exercise of a Warrant as so adjusted and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 13.


     (b) The Issuer shall deliver to each of the registered holders of the Warrants at its address appearing on the Warrant Register, copies of all information provided to holders of Common Stock concurrently with the delivery thereof to such holders of Common Stock.


     Section 14. RESTRICTIONS ON TRANSFER.


     (a) Each of Lender and its Affiliates who are issued Warrants pursuant to this Agreement (i) represents that it is acquiring the Warrants for its own account for investment and not with a view to any distribution or public offering within the meaning of the Securities Act, except in any case pursuant to the registration of such Warrants or Warrant Shares under the Securities Act or pursuant to a valid exemption from such registration requirement, (ii) acknowledges that the Warrants and the Warrant Shares issuable upon exercise thereof have not been registered under the Securities Act and (iii) agrees that it will not sell or otherwise transfer any of its Warrants or Warrant Shares except upon the terms and conditions specified herein and that it will cause any transferee thereof to agree to take and hold the same subject to the terms and conditions specified herein, provided that the Warrant Holders may sell the Warrants or the Warrant Shares purchased upon exercise of the Warrants in one or more private transactions not requiring registration under the Securities Act.


     (b) Except as provided in subsection 14(d) hereof each Warrant Certificate and each certificate for the Warrant Shares issued to Lender or an Affiliate thereof or to a subsequent transferee thereof pursuant to subsection 14(c) shall include a legend in substantially the following form (with such changes therein as may be appropriate to reflect whether such legend refers to Warrants or Warrant Shares), provided that such legend shall not be required if such transfer is being made in connection with a sale which is exempt from registration pursuant to Rule 144 under the Securities Act or if the opinion of counsel referred to in subsection 14(c) is to the further effect that neither such legend nor the restrictions on transfer in this Section 14 are required in order to ensure compliance with the Securities Act:

         THE WARRANTS AND SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. SUCH WARRANTS AND SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN AND ARE SUBJECT TO OTHER PROVISIONS OF THE WARRANT AGREEMENT, DATED AS OF FEBRUARY 20, 1997, BETWEEN THE ISSUER AND CREDITANSTALT CORPORATE FINANCE, INC., A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

     (c) Prior to or promptly after any assignment, transfer or sale of any Warrant or any Warrant Shares (other than a transfer among Lender and/or its Affiliates), the holder thereof shall give written notice to the Issuer of such holder's intention to effect such assignment, transfer or sale, which notice shall set forth the date of such proposed assignment, transfer or sale and the identity of the proposed transferee. Each holder wishing to effect such a transfer of any Warrant or Warrant Shares shall also furnish to the Issuer an agreement by the transferee thereof that it is taking and holding the same subject to the terms and conditions specified herein and, unless the transferee is an Affiliate of such holder, a written opinion of such holder's counsel, in form reasonably satisfactory to the Issuer, to the effect that the proposed transfer may be effected without registration under the Securities Act.

     (d) The restrictions set forth in this Section 14 shall terminate and cease to be effective with respect to any Warrants or Warrant Shares which are registered under the Securities Act or upon receipt by the Issuer of an opinion of counsel, in form reasonably satisfactory to the Issuer, to the effect that compliance with such restrictions is not necessary in order to comply with the Securities Act with respect to the transfer of the Warrants and the Warrant Shares; provided, however, that after three (3) years from the date of issuance of any Warrants, such restrictions will automatically terminate (without the necessity of any opinion of counsel) as to such Warrants and as to any Warrant Shares issued in respect of such Warrants upon exercise of the Conversion Right set forth in subsection 6(b) above. Whenever such restrictions shall so terminate the holder of such Warrants and/or Warrant Shares shall be entitled to receive from the Issuer, without expense (other than transfer taxes, if any), Warrant Certificates or certificates for such Warrant Shares not bearing the legend set forth in subsection 14(b) at which time the Issuer will rescind any transfer restrictions relating thereto.


     (e) With a view to making available to Lender and its Affiliates and subsequent holders of the Warrant Shares the benefits of certain rules and regulations of the Securities and Exchange Commission (including, without limitation, Rules 144 and 144A under the Securities Act) which may permit the sale of Warrants and Warrant Shares to the public or certain other institutions without registration, the Issuer agrees to take any and all such actions as may be required of it to make available to Lender and its Affiliates and such subsequent holders such benefits, including without limitation, to:


          (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act or any successor provision thereto from and after the date the Issuer first becomes subject to the provisions of Section 13 or 15(d) of the Exchange Act;


          (ii) file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act from and after the date the Issuer first becomes subject to the provisions of Section 13 or 15(d) of the Exchange Act; and


          (iii) so long as Lender or an Affiliate thereof owns any Warrants or Warrant Shares, furnish to Lender forthwith upon request a written statement by the Issuer as to its compliance with the reporting requirements of Rule 144 or any successor provision thereto, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Issuer filed with the Commission, in each case from and after the date the Issuer first becomes subject to the provisions of
     Section 13 or 15(d) of the Exchange Act, and such other reports and documents of the Issuer and other information in the possession of or reasonably obtainable by the Issuer as Lender and its Affiliates and subsequent holders of the Warrants may reasonably request in availing itself of any rule or regulation of the Commission allowing Lender and its Affiliates and subsequent holders of the Warrants to sell any such securities without registration.

     Section 15. REGISTRATION.


     (a) If, at any time after the date hereof, the Issuer proposes to register any of its securities under the Securities Act (except pursuant to a registration statement filed on Form S-8 or Form S-4 or such other form as shall be prescribed under the Act for the same purposes), it will at each such time give written notice to all holders of outstanding Warrants and Non-Public Warrant Shares of its intention to do so and upon the written request of any holder thereof given within 10 days after the Issuer's giving of such notice, the Issuer will use its reasonable best efforts to effect the registration of the Warrants and/or Non-Public Warrant Shares which it shall have been so requested to register by including the same in such registration statement all to the extent required to permit the sale or other disposition thereof in accordance with the intended method of sale or other disposition given in each such request. If the registration of which the Issuer gives notice pursuant to this subsection 15(a) is for an underwritten public offering, only Warrants or Non-Public Warrant Shares which are to be included in the underwriting may be included in such registration, and the Issuer shall have the right to designate the managing underwriter(s) in any such underwritten public offering; provided that (i) the Issuer shall use its best efforts to cause the managing underwriter(s) to include the Warrants or Non-Public Warrant Shares requested to be included in the registration in the underwriting; and (ii) if the managing underwriter(s) determine(s) and advises the Issuer that the inclusion of some of the Non-Public Warrant Shares requested to be included in the registration concurrently with the securities being registered by the Issuer would interfere with the successful marketing of such securities, then the number of Non-Public Warrant Shares otherwise to be included in the registration statement by the holders of the Non-Public Warrant Shares shall be reduced to the required level, as follows: (A) first, in the event that the shares of capital stock being registered in such proposed registration include shares of Common Stock to be sold by the Company for its own account or shares of a securityholder (other than such holders) who is selling such shares pursuant to "demand" registration rights granted by the Company to such securityholder, by excluding the Non-Public Warrant Shares proposed to be sold by the holders thereof, (B) second, in the event that the shares of capital stock being registered in such proposed registration include shares ("Priority Shares") of capital stock to be sold in connection with a securityholder's exercise of the registration rights granted by the Issuer to D. Blech & Company, Incorporated ("Blech") and to Alan
R. Ackerman ("Ackerman"), or their successors, pursuant to separate agreements dated September 1, 1994 between the Issuer and each of Blech and Ackerman (copies of which have been furnished to the Holders), by excluding the Non-Public Warrant Shares proposed to be sold by such holders, (C) third, in the event that the shares of capital stock being registered in such proposed registration include shares of capital stock to be sold in connection with the exercise by a securityholder (other than such holders) of "piggyback" registration rights granted by the Company, by excluding, on a pro rata basis, the shares of capital stock to be sold by such securityholder(s) and the Non-Public Warrant Shares proposed to be sold by the holders thereof, and (D) fourth, by reducing the participation of such Holders in such offering pro rata among the Holders requesting such registration, based upon the number of Non-Public Warrant Shares then owned by such Holders. Any registration statement filed pursuant to this subsection 15(a) may be withdrawn at any time at the discretion of the Issuer.

     (b) If a registration under subsection 15(a) shall be in connection with an underwritten public offering, each holder of Warrants or Non-Public Warrant Shares shall be deemed to have agreed by acquisition of such Warrants or Non-Public Warrant Shares not to effect any sale or distribution, including any sale pursuant to Rule 144 or Rule 144A, of any Warrants or Non-Public Warrant Shares, and to use such holder's reasonable best efforts not to effect any such sale or distribution of any other equity security of the Issuer or of any security convertible into or exchangeable or exercisable for any equity security of the Issuer (other than as part of such underwritten public offering) within seven days before or 180 days after the effective date of such registration statement (and the Issuer hereby also so agrees and agrees to cause each holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Issuer purchased from the Issuer at any time other than in a public offering, so to agree).


     (c) As a condition to the inclusion of a holder's Warrants or Non-Public Warrant Shares in any registration statements, each such holder of Warrants or Non-Public Warrant Shares requesting registration thereof will furnish to the Issuer such information with respect to such holder as is required to be disclosed in the registration statement (and the prospectus included therein) by the applicable rules, regulations and guidelines of the Commission. Failure of a holder to furnish such information or agreement shall not affect the obligation of the Issuer under this Section 15 to the remaining holders who furnish such information.


     (d) If and whenever the Issuer is required under this Section 15 to use its reasonable best efforts to effect the registration of Warrants or Non-Public Warrant Shares under the Securities Act, the Issuer shall:


          (i) as expeditiously as possible and subject to the limitations set forth in subsection 15(a), prepare and file with the Commission a registration statement on the appropriate form with respect to such Warrants or Non-Public Warrant Shares and use its best efforts to cause such registration statement to become effective as soon as practicable after such filing;


          (ii) as expeditiously as possible, prepare and file with the Commission such amendments and supplements (including post-effective amendments and supplements) to the registration statement covering such Warrants or Non-Public Warrant Shares and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and usable for resale for a period necessary to complete the distribution of such securities, but in no event in excess of 90 days plus any period during which the holders of Warrants or Warrant Shares are obligated to refrain from selling because the Issuer is required to amend or supplement the prospectus under subsection 15(d)(iv), and to comply with the provisions of the Securities Act with respect to the disposition of all Warrants or Non-Public Warrant Shares covered by such registration statement during such period in accordance with the intended method of disposition of the sellers set forth therein;

          (iii) as expeditiously as possible, furnish to each seller of such Warrants or Non-Public Warrant Shares registered, or to be registered under the Securities Act, and to each underwriter, if any, of such Warrants or Non-Public Warrant Shares such number of copies of a prospectus and preliminary prospectus in conformity with the requirements of the Securities Act, and such other documents as such seller or underwriter may reasonably request in order to facilitate the public sale or other disposition of such Warrants or Non-Public Warrant Shares;


          (iv) as expeditiously as possible, notify each seller of such Warrants or Non-Public Warrant Shares if, at any time when a prospectus relating to such Warrants or Non-Public Warrant Shares, is required to be delivered under the Securities Act, any event shall have occurred as a result of which the prospectus then in use with respect to such Warrants or Non-Public Warrant Shares would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or for any other reason it shall be necessary to amend or supplement such prospectus in order to comply with the Securities Act and prepare and furnish to all sellers as promptly as possible, and in any event within ninety (90) days of such notice, a reasonable number of copies of a supplement to or an amendment of such prospectus which will correct such statement or omission or effect such compliance;


          (v) as expeditiously as possible, use its reasonable best effort to register or qualify such Warrants or Non-Public Warrant Shares under such other securities or blue sky laws of such jurisdictions as such seller shall reasonably request and do any and all other acts and things which may be reasonably necessary to enable such seller to consummate the public sale or other disposition in each such jurisdiction of the Warrants or Non-Public Warrant Shares owned by such seller and included in such registration statement, provided that the Issuer shall not be required to consent to the general service of process or to qualify to do business in any jurisdiction where it is not then qualified;


          (vi) use its reasonable best efforts to keep the holders of such Warrants or Non-Public Warrant Shares informed of the Issuer's best estimate of the earliest date on which such registration statement or any post-effective amendment or supplement thereto will become effective and will promptly notify such holders and the managing underwriters, if any, participating in the distribution pursuant to such registration statement of the following: (A) when such registration statement or any post-effective amendment or supplement thereto becomes effective or is approved; (B) of the issuance by any competent authority of any stop order suspending the effectiveness or qualification of such registration statement or the prospectus then in use or the initiation or threat of any proceeding for that purpose; and (C) of the suspension of the qualification of any Warrants or Non-Public Warrant Shares included in such registration statement for sale in any jurisdiction;

          (vii) make available to its security holders, as soon as practicable, an earnings statement covering a period of at least twelve months which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;


          (viii) cooperate with the sellers of such Warrants or Non-Public Warrant Shares and the underwriters, if any, of such Warrants or Non-Public Warrant Shares in the event that Warrants or Non-Public Warrant Shares are to be sold in an underwritten offering, enter into an underwriting agreement containing customary representations and warranties, covenants, conditions and indemnification provisions, including without limitation the furnishing to the underwriters of a customary opinion of independent counsel to the Issuer and a customary "comfort" letter from the Issuer's independent public accountants;


          (ix) as to all registrations, pay all costs and expenses incident to the performance and compliance by the Issuer of this Section 15 other than underwriting discounts and commissions, including without limitation (A) all registration and filing fees; (B) all printing expenses; (C) all fees and disbursements of counsel and independent public accountants for the Issuer; (D) all blue sky fees and expenses (including fees and expenses of counsel in connection with blue sky surveys); (E) all transfer taxes; (F) the entire expense of any special audits required by the rules and regulations of the Commission; (G) the cost of distributing prospectuses in preliminary and final form as well as any supplements thereto and (H) the fees and expenses of one counsel for the holders of the Warrants or Non-Public Warrant Shares being registered; and


     (e) (i)The Issuer will indemnify and hold harmless each seller of Warrants or Non-Public Warrant Shares, each director, officer, employee and agent of each seller, and each other person, if any, who controls such seller within the meaning of the Securities Act or the Exchange Act from and against any and all losses, claims, damages, liabilities and legal and other expenses (including costs of investigation) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Warrants or Non-Public Warrant Shares were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such seller and furnished to the Issuer in writing by such seller expressly for use therein, and provided that the Issuer will not be liable to any Person who participates as an underwriter in the offering or sale of Warrants or Non-Public Warrant Shares or any other Person, if any, who controls such underwriter within the meaning of the Securities Act under the indemnity agreement in this subsection 15(e) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the sale by such underwriter of Warrants or Non-Public Warrant Shares to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Issuer has previously furnished copies thereof to such underwriter, or from a sale to a Person in a state where the offering has not been registered or qualified, if the Issuer has notified the seller and any underwriter involved in such sale of the states where the offering has been registered or qualified.


          (ii) It shall be a condition to the obligation of the Issuer to effect a registration of Warrants or Non-Public Warrant Shares under the Securities Act pursuant hereto that (X) each seller, severally and not jointly, indemnify and hold harmless the Issuer and each person, if any, who controls the Issuer within the meaning of the Securities Act or the Exchange Act to the same extent as the indemnity from the Issuer in the foregoing paragraph, but only with reference to any breach by such seller of any agreement between such seller, and the Issuer with respect to the offering and with reference to information relating to such seller furnished to the Issuer in writing by such seller expressly for use in the registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto and (Y) each seller, in the event that Warrants or Non-Public Warrant Shares are to be sold in an underwritten offering, enters into an underwriting agreement containing customary representations and warranties, covenants, conditions and indemnification provisions.


          (iii) In case any claim shall be made or any proceeding (including any governmental investigation) shall be instituted involving any indemnified party in respect of which indemnity may be sought pursuant to this subsection 15(e), such indemnified party shall promptly notify the indemnifying party in writing of the same, provided that failure to notify the indemnifying party shall not relieve it from any liability it may have to an indemnified party otherwise than under this subsection 15(e). The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party in such proceeding and shall pay the fees and disbursements of such counsel. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (B) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel or (C) representation of such indemnified party by the counsel retained by the indemnifying party would, in the reasonable opinion of the indemnified party, be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, provided that the Issuer shall not be liable for the fees and disbursements of more than one additional counsel for all indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.


     (f) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in subsection 15(e) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Issuer or the applicable sellers, as the case may be, shall contribute to the aggregate losses, claims, damages and liabilities incurred (including legal or other expenses reasonably incurred in connection with the investigating or defending of same) by the other and for which such indemnification was sought. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the securities included in the registration statement (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances; provided, however, that (i) in no case shall any seller of Warrants or Non-Public Warrant Shares be required to contribute any amount in excess of the total public offering price of the Warrants or Non-Public Warrant Shares sold by him and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection 15(f), each person who controls any seller of Warrants or Non-Public Warrant Shares or the Issuer shall have the same rights to contribution as such seller or the Issuer. Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the Issuer or the seller of Warrants or Non-Public Warrant Shares under this subsection 15(f), notify the Issuer or such seller, as the case may be, but the omission to so notify the Issuer or such seller, as the case may be, shall not relieve it from any other obligation it may have hereunder or otherwise.


     (g) After the date hereof, the Issuer shall not grant to any holder of securities of the Issuer any registration rights which have a priority greater than or equal to those granted to holders of Warrants or Non-Public Warrant Shares pursuant to this Section 15 without the prior written consent of the holders of at least a majority of the aggregate outstanding Warrants and Non-Public Warrant Shares, voting as a single group.


     Section 16. AMENDMENTS AND WAIVERS. Any provision of this Warrant Agreement may be amended, supplemented, waived, discharged or terminated by a written instrument signed by the Issuer and the holders of not less than a majority of the outstanding Warrants (or in the case of Sections 14 and 15, the holders of a majority of the aggregate outstanding Warrants and Non-Public Warrant Shares, voting as a single group), provided that (i) this Agreement may not be amended, supplemented or waived so as to increase the Exercise Price, reduce the number of Warrant Shares issuable upon exercise of any Warrants, alter the period during which any Warrants may be exercised, (except to provide for a later Expiration Date) or in each case without the consent of the holders of all outstanding Warrants and (ii) this Section 16 may not be amended or supplemented without the consent of the holders of all outstanding Warrants and Non-Public Warrant Shares, voting as a single group, and no waiver of the requirements of this Section 16 shall be binding upon any such holder without its consent.


     Section 17. SPECIFIC PERFORMANCE. The parties agree that irreparable damage will result in the event that the obligations of the Issuer under this Warrant Agreement are not specifically enforced, and that any damages available at law for a breach of any such obligations would be inadequate. Therefore, the holders of the Warrants and/or Non-Public Warrant Shares shall have the right to specific performance by the Issuer of the provisions of this Warrant Agreement, and appropriate injunctive relief may be applied for and granted in connection therewith. The Issuer hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Issuer for specific performance of this Warrant Agreement by the holders of the Warrants and/or Non-Public Warrant Shares. Such remedies and all other remedies provided for in this Warrant Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which may be available under this Warrant Agreement.


     Section 18. NOTICES.


     (a) Any notice or demand to be given or made by the Warrant Holders or the holders of Warrant Shares to or on the Issuer pursuant to this Warrant Agreement shall be sufficiently given or made if sent by registered mail, return receipt requested, postage prepaid, addressed to the Issuer at the Warrant Office.


     (b) Any notice to be given by the Issuer to the Warrant Holders or the holders of Warrant Shares shall be sufficiently given or made if sent by registered mail, return receipt requested, postage prepaid, addressed to such holder as such holder's name and address shall appear on the Warrant Register or the Common Stock registry of the Issuer, as the case may be.


         Section 19. BINDING EFFECT. This Warrant Agreement shall be binding upon and inure to the sole and exclusive benefit of the Issuer, its successors and assigns, Lender, Affiliates of Lender and the registered holders from time to time of the Warrants and the Warrant Shares.


         Section 20. CONTINUED VALIDITY. A holder of Warrant Shares shall continue to be entitled with respect to such Warrant Shares to all rights and subject to all obligations to which it would have been entitled or subject as a Warrant Holder under Sections 14 through 23 of this Warrant Agreement. The Issuer will, at the time of each exercise of any Warrant, in whole or in part, upon the request of the holder of the Warrant Shares issued upon such exercise thereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights, provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Issuer to afford to such holder all such rights.

     Section 21. COUNTERPARTS. This Warrant Agreement may be executed in one or more separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


     Section 22. NEW YORK LAW. THIS WARRANT AGREEMENT AND EACH WARRANT CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


     Section 23. BENEFITS OF THIS WARRANT AGREEMENT. Nothing in this Warrant Agreement shall be construed to give to any Person other than the Issuer and the registered holders of the Warrants and the Warrant Shares any legal or equitable right, remedy or claim under this Warrant Agreement.


     Section 24. VOTING AND CONSENTS TO BE ON A FULLY CONVERTED BASIS. Wherever this Warrant Agreement calls for the written consent or vote of any combinations of the holders of the Warrants, any of the Warrant Shares, voting as a single group, the Warrants shall be counted as if they had been exercised for Common Stock.


     Section 25. ENTIRE AGREEMENT. This Warrant Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements between such parties in respect of such subject matter.


         [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF the parties hereto have caused this Warrant Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.

                           SIGHT RESOURCE CORPORATION

                           By:
                                          Alan MacDonald
                                          Vice President, Finance
                                          and Administration






                           CREDITANSTALT CORPORATE FINANCE,
                           INC.

                           By:
                                          Gregory F. Mathis
                                          Vice President



                           By:
                               ----------------------------------
                                          Fiona McKone
                                          Senior Associate

                                                            Exhibit A
                                                            Warrant Agreement
                                                            -----------------

                               WARRANT CERTIFICATE


     THE WARRANTS AND SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. SUCH WARRANTS AND SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN AND ARE SUBJECT TO OTHER PROVISIONS OF THE WARRANT AGREEMENT, DATED AS OF FEBRUARY 20, 1997, BETWEEN THE ISSUER AND CREDITANSTALT CORPORATE FINANCE, INC., A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.


     THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN EXCHANGE RIGHTS MORE FULLY SET FORTH IN THE WARRANT AGREEMENT.

                          EXERCISABLE ONLY ON OR BEFORE
                                December 31, 2003


                               Warrant Certificate

     This Warrant Certificate certifies that CREDITANSTALT CORPORATE FINANCE, INC., or registered assigns, is the registered holder of 150,000 Warrants (the "Warrants") to purchase Common Stock of SIGHT RESOURCE CORPORATION, a Delaware corporation (the "Issuer"). Each Warrant entitles the holder, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Issuer before 5:00 P.M., New York time, on December 31, 2003 (the "Expiration Date"), one (1) fully paid and nonassessable share of the Common Stock of the Issuer (the "Warrant Shares") in the percentages and to the extent set forth in the Warrant Agreement, at a price (the "Exercise Price") of $4.625 per Warrant payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the Exercise Price at the office of the Issuer at 67 South Bedford Street, Burlington, Massachusetts 01803 or such other address as the Issuer may specify in writing to the registered holder of the Warrants evidenced hereby (the "Warrant Office"). In lieu of exercising Warrants pursuant to the immediately preceding sentence, the Warrant holder shall have the right to require the Issuer to convert the Warrants, in whole or in part and at any time or times, into Warrant Shares, by surrendering to the Issuer the Warrant Certificate evidencing the Warrants to be converted, accompanied by the annexed Form of Notice of Conversion which has been duly completed and signed. The Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment prior to the Expiration Date as set forth in the Warrant Agreement. In no event shall this Warrant be exercisable for shares of Common Stock which, when aggregated with all other Warrant Shares (as defined in the Warrant Agreement) previously issued (other than Non-Attributable Stock (as defined in the Warrant Agreement)) would, upon issuance, represent in excess of 24.99% of the Equity of the Issuer (defined in the Warrant Agreement) unless such shares, when issued, would constitute Non-Attributable Stock (as defined in the Warrant Agreement).


     No Warrant may be exercised after 5:00 P.M., New York time, on the Expiration Date and (except as otherwise provided in the Warrant Agreement) all rights of the registered holders of the Warrants shall cease after 5:00 P.M., New York time, on the Expiration Date.


     The Issuer may deem and treat the registered holders of the Warrants evidenced hereby as the absolute owners thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holders hereof and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.


     Warrant Certificates, when surrendered at the office of the Issuer at the above-mentioned address by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.


     Upon due presentment for registration of transfer of this Warrant Certificate at the office of the Issuer at the above-mentioned address, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.


     This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement, dated as of February 20, 1997, between the Issuer and Creditanstalt Corporate Finance, Inc. Said Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Issuer and the holders.


     IN WITNESS WHEREOF the Issuer has caused this Warrant Certificate to be signed by its duly authorized officer.





                                                SIGHT RESOURCE CORPORATION

                                 By:
                                     ------------------------------------------
                                      Alan MacDonald
                                      Vice President, Finance and Administration

                                                                ANNEX to Form
                                                                of Warrant
                                                                Certificate
                                                                -----------


                          FORM OF ELECTION TO PURCHASE

                    (To be executed upon exercise of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ___ Warrant Shares* and herewith tenders payment for such Warrant Shares to the order of the Issuer in the amount of $__________ in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ___________________________________________________ whose address is
_____________________________________________________ and that such certificate be delivered to _________________ whose address is ____________________________________. If said number of Warrant Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of ____________________________ whose address is __________________________________________________ and that such Warrant
Certificate be delivered to __________________________________ whose address is
_________________ _____________________________________.


Signature:

--------------------------------
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

Date: __________

*  Consisting of:
         ____ shares of Common Stock

                                                          ANNEX to Form
                                                             of Warrant
                                                             ----------
                                                            Certificate

                          FORM OF NOTICE OF CONVERSION


                   (To be executed upon conversion of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to convert Warrants represented hereby into ____ Warrant Shares* in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ________________________________________________ whose address is
______________________________________________________________ and that such certificate be delivered to ____________________________ whose address is __________________________________________________. If said number of Warrant
Shares is less than all of the Warrant Shares obtainable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of ____________________________________ whose address is ______________
__________________________________________ and that such Warrant Certificate be delivered to ____________________________________ whose address is
----------------- ----------------------------------. Signature:
-------------------------------- (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

Date: __________
*  Consisting of:
         ____ shares of Common Stock

                                                      EXHIBIT B to
                                                      Warrant Agreement
                                                      -----------------




                                WARRANT REGISTER
                            ----------------

                    Original Number of         Number of        Names and
     Warrant        Warrants and Warrant       Warrants         Addresses of
                    Shares                     Expired          Warrant Holders


Certificate
Number




                                      B-1